1 Investor Presentation Exhibit 99.2

This presentation contains "forward-looking statements" within the meaning of that term set forth in the Private Securities Litigation Reform Act of 1995.  These statements reflect our current views of future events and financial performance including, without limitations, our outlook and are subject to a number of risks and uncertainties.  Our actual results, performance or achievements may differ materially from those expressed or implied in the forward-looking statements.  Risks and uncertainties that could cause or contribute to such material differences include, but are not limited to: decreased demand for new gas turbine power plants; reduced demand for, or increased regulation of, nuclear power; loss of any of our major customers; cost increases and project cost overruns; unforeseen schedule delays; poor performance by our subcontractors; cancellation of projects; competition for the sale of our products and services;
shortages in, or increases in prices for, energy and materials such as steel that we use to manufacture our products; damage to our reputation; warranty or product liability claims;
increased exposure to environmental or other liabilities; failure to comply with various laws and regulations; failure to attract and retain highly-qualified personnel; volatility of our stock price;
deterioration or uncertainty of credit markets; and changes in the economic, social and political conditions in the United States and other countries in which we operate, including fluctuations in foreign currency exchange rates, the banking environment or monetary policy.  Other important factors that may cause actual results to differ materially from those expressed in the forward-
looking statements are discussed in our filings with the Securities and Exchange Commission, including the section of our Annual Report on Form 10-K titled "Risk Factors."  This presentation speaks only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and we caution you not to rely upon them unduly.
Forward-Looking Statements

Market Overview
Market Overview
1. Power Generation equipment and service is one of the largest industries worldwide
2. Technology is stable – owners are conservative due to the large capital investments
3. Economics of power generation plants are dynamic due to fluctuating fuel prices and environmental compliance costs
4. Service market is stable / slow growth and consistently profitable
5. OEM / new equipment market is global, cyclical and generates higher risks and earnings swings
Global Power
Mission Statement
Mission Statement
We will safely provide superior engineered products and services that exceed customer standards while affording employees opportunities for career growth and earning our investors a superior rate of return on their investment.

Products	Services
OEMs, EPCs	Utilities, Industrials
Gas turbine fired power plants Filter Houses Inlet Systems Exhaust Systems Diverter Dampers Mid Sized HRSGs Specialty Boilers	Nuclear Power Plant Emphasis Maintenance & Modification Industrial Painting and Coatings Insulation Roofing Systems Abatement Other Specialty Services
27% of consolidated revenue in 2010 29% of segment income in 2010	73% of consolidated revenue in 2010 71% of segment income in 2010

Global Power
What we do
Global Power Equipment Group Inc. is a comprehensive provider of power generation equipment and maintenance services for customers in the domestic and international energy, power infrastructure and service industries.

Global Power
Executive management
Tracy Pagliara
General Counsel, Secretary &
VP Business Development
25 yrs experience
David Willis
CFO & SVP
17 yrs experience
Ken Robuck
SVP & President of Services
28 yrs experience
Dean Glover
SVP & President of Products
20 yrs experience
David Keller
President & CEO
30 yrs experience

2010 Revenue by Market Segment
9%
91%
Power Generation
Other Industrial

6 A Global Presence Cost effective / low risk OEM model takes us worldwide Global Power Operations Subcontract Fabricators

Financial Overview
12/31/10 Snapshot
Market cap (3/9/11): $356 million
Total unrestricted cash: $55 million
Cash position net of term loan: $56 million
Total backlog: $349 million
Fully diluted shares: 16.3 million
Operating revenues: $520 million
Net income: $41 million
Earnings per fully diluted share: $2.49
Consolidated operating EBITDA: $54 million
Fiscal Year
2010
As of
12/31/10
Backlog and EBITDA are non-GAAP measures.  See appendix for reconciliation of EBITDA to net income and following slide for additional information on backlog.

34%
66%
49%
51%
62%
38%
63%
37%
2007
2008
2009
2010
Products
Services

Contract Type
Products
(Braden/Deltak)
Fixed
Price
100%
Segment
Products
37%
Services
63%
Contract Type
Services
(Williams)
Fixed
Price
15%
Cost
Plus
85%

Snapshot of Backlog
Historical Backlog
Historical Backlog
Backlog (12/31/10)
Backlog (12/31/10)
$377
$333
$315
$349
Backlog is a non-GAAP measure and our methodology for determining backlog may vary from the methodology used by other companies to determine their backlog.  Backlog may not be indicative of future operating results and projects in our backlog may be cancelled, modified or otherwise altered by our customers.

GLOBAL POWER

ALSTOM
MITSUBISHI HEAVY INDUSTRIES, LTD.
SIEMENS
SOUTHERN COMPANY
GE
TVA
JEA
FPL GROUP
Entergy
ENERGY NORTHWEST

BRADEN
DELTAK

Blue Chip Customer Base
Bad debt expense and warranty claims from top 10 customers
represent 0.204% of consolidated revenues from 2007 –
2010
1) Issuer ratings published on various dates; above reflects most recent ratings as of March 2011
2) Bond issue rating
Credit % of GPEG Bad Debt Warranty Relationship
Rating [1] Revenue Exp Claims Tenure
($ in 000's) ($ in 000's)
1. General Electric AA+ / stable 43 years
2. Southern Company A / stable 41 years
3. Entergy BBB / stable 2 years
4. Tennessee Valley Authority A / stable [2] 35 years
5. Florida Power & Light Group A- / stable 35 years
6. Energy Northwest AA / stable [2] 6 years
7. Siemens A+ / stable 40 years
8. Jacksonville Electric Authority A+ / stable [2] 20 years
9. Alstom BBB+ / Neg 19 years
10. Mitsubishi A+ / stable 17 years
    Subtotal - Top Customers 79% 1,386 $      2,742 $
All Others 21%
    Total Revenue 100%
Customer 2007 - 2010

2006-2007
Restructure

2008-2009
Re-Engineer

2010
Re-List

Strategic Overview
Where we have been
Global Power has strengthened and repositioned itself over the last four years
Exited large-scale HRSG
product line
Divested foreign subsidiary
Successfully exited Chapter 11
Additional equity capital
Commenced trading under
“GLPW” on Pink Sheets
Entered into $150m exit
facility:
- $90m term loan
- $60m revolver facility
New management
Successfully re-listed on NASDAQ to
capitalize on strong performance and
position company for growth
Solid financials/Operating Performance
(across 2008-10)
- Unrestricted cash of $55.5m
- Term loan repaid in full; access to
$25m under cash sub-facility of
revolver
Improving management systems and
controls

Strategic Overview
Where we are going
Organic Outlook
Organic Outlook
2010 consolidated operating income included in excess of $12 million of non-recurring positive gains
Products OEM market expected to stabilize in 2011 resulting in increasing bookings activity for revenues recognized in subsequent periods
- 2011 revenues expected to increase back to levels realized in 2009, but
- 2011 gross margins anticipated to reflect competitive market pricing conditions throughout 2010 with reported margins 2-3% below 2009 levels
Services is positioned to pursue more capital projects; shift in mix from maintenance and modification work could result in “lumpy” bookings activity
- 2011 revenues anticipated to reflect upper single digit declines compared to 2010 due to the completion of a large capital project
- 2011 margins anticipated to stabilize at historical run rates of 10% - 13%
2011 consolidated operating expenses as a percentage of revenues expected to remain in line with 2010 ratios

Strategic Overview
Where we are going (cont’d)
Acquisition Prospects
Acquisition Prospects
Products acquisition potential targets include:
- Bolt-on product lines
- Product offerings that complement existing markets or broaden exposure beyond OEM gas turbine cycle
Services acquisitions potential targets include:
- Specialty services that enhance our current capabilities
- Engineering and design capabilities open additional EPC project opportunities (we currently participate in this space through alliances with engineering firms or through subcontract relationships)
Opportunities will be prioritized based on a disciplined valuation approach, strategic fit and timeline for accretion to shareholders

Global Power
Strong fundamental structure for a growing industry
Strong commercial risk / reward profile
Flexible manufacturing model
Geographic and end-market diversity
Long-standing relationships with a blue-chip customer base
Strong free cash flow generation
Favorable end-market dynamics
Acquisition growth opportunities

14 Industry

Poised For Growth
In a changing industry
Source: EIA, DOE Annual Energy Outlook, December, 2009 * Includes storage
1,008
Gigawatts
250
Gigawatts
Natural gas-fired plants utilizing gas turbine power generation equipment are expected to account for 46% of capacity additions through 2035
Environmental concerns favor gas-fired generation, especially in countries with a high dependence on coal-fired output
Nuclear
20%
Other
Renewables
10%
Coal
47%
Natural Gas
23%
2009 Capacity
Nuclear
3%
Other
Renewables
37%
Other
1%
Natural Gas
46%
Coal
13%
Hydropower*
0.4%
Capacity Additions through 2035

Comparative Economics
Source: Compiled by FERC staff from various sources
FERC forecast data demonstrates gas is expected to be a compelling fuel source for power generation capacity additions
Nuclear
Conventional Coal
IGCC Coal
Combined Cycle (Gas)
Combustion Turbine (Gas)
Wind
2003-04
Geothermal
2008
Concentrated Solar
$/kw
$6,000 $7,000 $8,000 $0 $1,000 $2,000 $3,000 $4,000 $5,000

Coal to Gas Trend
Aging coal retirements should benefit gas
Source: Ventyx, DBCCA analysis 2010
…many of which are expected to be replaced by natural gas plants:
Almost half the U.S. coal fleet is old and inefficient with significant retirements anticipated…
Gas Coal Gas Coal Gas Coal
Capacity (GW) 454.6 337.3 480.6 185.6 26 (151.7)
% of US Supply 23% 47% 35% 22% 12% (25%)
2009 2030 Est. Inc. / (Dec.)
Source: EIA, DBCCA analysis 2010
Anticipated Future
Coal Retirements
Total GW
Avg. Age
(years)
% of Existing
Capacity
2010 - 2020 period 60 62
2020 - 2030 period 92 47
45%

▪

▪

100
80
60
40
20
0
Percentage
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008

United States currently has 104 operating nuclear reactors at 65 plant sites that generate about 20% of electricity used in the US. These plants have been in operation for an average of 30 years and are operating at close to 90% capacity.
In 2000, the NRC issued the first license renewal to a nuclear power plant, extending its license for an additional 20 years beyond its original 40-year license.
Capacity Factor Trend
Source: Department of Energy
Maintenance:  A Multi-Billion Dollar Industry
Aging nuclear fleet that requires extensive ongoing services

Services Spectrum 2011
Nuclear Power
Plant
Maintenance
Fossil Fuel,
Hydroelectric
Power Plant
Maintenance
Industrial
Painting and
Coatings
Insulation
Roofing
Systems
Abatement Valve Services
What it is
Performed during
outages,
decommissioning
services
Routine maintenance,
repair and capital project
services
Clearing, surface
preparation, coatings
application, quality
control and inspection
testing
Industrial insulation
services commonly
packaged with industrial
coatings projects
Replace, repair and
upgrade industrial facility
roofing systems
Removal of asbestos
and heavy metal based
coatings such as lead
paint
Inspection, preventative
maintenance, repair of
valves and actuators
Nature of
contract award
Primarily Cost Plus Primarily Cost Plus Cost Plus Cost Plus Cost Plus Cost Plus Cost Plus/Fixed Price
Key Players
Bartlett, Day &
Zimmerman, Shaw
Group,
URS
Alstom, Babcock &
Wilcox,
Foster Wheeler,
Jingoli, Kiweit, Matrix,
Shaw Group, Southern
Industrial, URS, WW
Gay,
Yates
Brock, K2 Industrial,
Manta
Brock, K2 Industrial, LVI,
Shook and Fletcher,
Vulcan
Brock, Denard, K2
Industrial
K2 Industrial, LVI,
Shook
and Fletcher, Vulcan
Day & Zimmerman,
Ames, Crane

Products Spectrum 2011
Filter Houses Inlet Systems Exhaust Systems Diverter Dampers HRSGs Specialty Boilers
What it is
Cleans debris and dirt from
air that enters gas turbine
Connects the filter house to
gas turbine and provides
noise control
Directs hot exhaust from the
turbine to the atmosphere
Diverts hot exhaust from
the gas turbine into a HRSG
at a CCS facility, or into
exhaust stack at a simple
cycle facility
Boiler that creates steam to
drive a steam turbine used
for industrial processing
Highly customized system
to capture waste heat and
convert it to steam
Nature of
contract award
Fixed Price Fixed Price Fixed Price Fixed Price Fixed Price Fixed Price
Key Players
AAF, BHA/Altair, Camfill
Farr Eng, Donaldson, J&G
Steel, Bilfinger & Burger,
G&H
AAF, BHA/Altair, Camfill
Farr Eng, Donaldson, J&G
Steel, Bilfinger & Burger
AAF, Atco/Higgot Kane,
Bachmann, Camfill Farr
Eng, G&H, NEM Power
Systems
, Peerless
Bachmann, Camfill Farr
Eng, Donaldson, NEM
Power Systems , Stejasa
EIT, Vogt, Aalborg, NEM
Power Systems, Nooter
Erikson
Rentech, NEM Power
Systems , Technotherm

21 Operating Divisions

Diverter Damper
Exhaust Bypass Stack
Exhaust Silencer
Inlet Ductwork
Inlet Silencer
Inlet Air Cooling Systems
Filter House
Expansion Joints
Simple Cycle SCR
Filters
Exhaust Diffuser or Plenum
Gas Turbine or Steam Turbine Enclosures (Consolidated Fabricators)
Inlet Air Anti-Icing Systems
Intake Support Structure

Braden
Headquarters in Tulsa, OK and
Herleen, The Netherlands
Global sales representatives located in
the US, The Netherlands, Egypt, Korea
and China
Braden engineers work exclusively on
gas turbine plan designs
Highly flexible outsourced
manufacturing model
- 25-30% In-house
- 70-75% Outsourced

Supplied Filter Houses and Exhaust
Systems for 2 X 7FA Gas Turbine Power
Plant in Florida
All fabrication completed in house by
Braden Mexico
Stringent low noise acoustical
requirements
Two Customers:
- Filter Houses Supplied to Turbine
OEM
- Exhaust System supplied to the EPC
Braden
Greenland Energy Center Project - Florida

CS2010
Qinshui Stn.
2,820.1 km/735 m
CS1010
Zhengzhou Stn.
2,935.3 km/160 m
CS2011
Huaiyang Stn.
3,111.9 km/47 m
CS2012
Dingyuan Stn.
3,414.6 km/60 m
Shanghai
CS2009
Yanchuan Stn.
2,478.5 km/901 m
CS1009
Puxian Stn.
2,618.2 km/906 m
Henan Province
Anhui Province

Boosting Capacity: The compressor station at Yanchuan, China (lower left marker on map) came online in October, two months ahead of schedule and 46% faster than previous installations along the 4,000-kilometer West-to-East Gas Pipeline. The Yanchuan station is increasing the flow and pressure in the last section of the pipeline, which provides fuel to many of China's coastal cities, including Shanghai.

One of the world’s largest natural gas transmission projects; 12,000 miles across
China
71 gas turbine exhaust systems; 100% market share
Order executed in local currency using Braden Shanghai Office
Fabricated In China using local fabrication partners and locally available material,
100% on time
Braden
West to East Gas Pipeline Project - China

Braden
The value model…attractive margins / low cost base
• Proprietary designs
• Extensive operating track record
• High end quality
• Commercial savvy
• Low capital asset base
• Low cost fabrication
• Absence of performance
guarantees
Pricing Leverage
Attractive Profit Margins
Favorable Cost
Position

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Revenue
EBITDA

$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Braden
Industry
Braden primarily serves the
worldwide gas turbine market
Natural gas-fired plants expected
to account for 46% of capacity
additions, as compared with 37%
for renewables, 12% for coal-fired
power plants and 3% for nuclear
through 2035
Upwards trend on average revenue
per new unit shipped
Average Revenue per Turbine Shipped
*Information per internal company estimates; 2005 is unaudited
Source: DOE Annual Energy Outlook 2010
Braden Revenue & EBITDA

Williams
Headquarters in Tucker, GA
Seasoned Management/Project
Supervisory Staff
Top 5% in Industrial Safety Performance
Primarily Services US Nuclear Power
Plants
Multi-year Contracts for Nuclear Outage
Maintenance and Modification Work
Provider of Specialty Services at Nuclear and
Industrial Sites
- On 35 of 65 Nuclear Plant Sites

Technical Capabilities & Experience

- Nuclear Maintenance
- Substance Abatement
- Extended Power Uprate (EPU) Projects
- Engineer, Procure, Construct (EPC) Projects
- Security Upgrades
- Safety and Quality

Complex Staffing Capabilities

- Experienced Project Management
- Highly Skilled Craft
- Rapid Mobilization

Supply Chain Expertise

- Subcontractor Qualification, Selection, and Management
- Complex Sourcing Capabilities
- Consumables Procurement

Administrative and Overhead Support

- Field Support
- First Tier Supervision
- Payroll Cycle Execution
- Procurement Execution
- Schedule Coordination and Adherence

Total Job Cost Reduction
Superior Project Execution
Safety and Quality Standards Adherence
Timely Delivery
Minimal Productivity Disruption

Williams Value proposition Client Benefits 28

GLOBAL POWER

U.S. Nuclear Electricity Generation
1,000
500
0
1980
1990
2000
2010
2020
2030

$400,000
$300,000
$200,000
$100,000
$-
2005
2006
2007
2008
2009
2010
Revenue
Gross Margin

BRADEN

DELTAK

Williams
Industry
Williams primarily services U.S.
nuclear power plants
Nuclear power is a significant
component of the U.S. power
supply
Electricity generation from
nuclear power plants is expected
to grow from 806 billion kilowatt-
hours in 2008 to 898 billion
kilowatt-hours in 2035
The mix of future investments in
new power plants expected to
include fewer coal-fired plants
than other fuel technologies
Source: EIA Outlook, December 2009
*2005 is unaudited; reflects results post acquisition from 4/5/05 – 12/31/05
Billion
kwh
Williams Revenue & Gross Margin

Security upgrades for entire nuclear fleet – North and
South
Integrated design / build contract
ENERCON has design scope
Williams has construction, purchasing, and
subcontracts
Cameras, fencing, observation towers and other
security upgrades
Williams/ENERCON
Alliance for nuclear capital project

GLOBAL POWER

ENERGY NORTHWEST
People · Vision · Solutions

BRADEN

DELTAK

Williams
Energy Northwest reactor siding project
An excellent safety record with zero
recordables
while working 200’ in the air
Only re-siding project in the world that was
performed while the station was on-line
Provided the client with specialized
methods for accessing the work area
Delivered the project under the estimated
funding and ahead of schedule
Completed extended condition repairs to
other buildings

Williams
Company information
Employees
- Approximately 250 FT
- Up to 6,000 Craft
- (Average 3,000)
Work Type
- 60% maintenance
- 30% capital projects
- 10% new construction
Double-breasted
- Union labor
- Non-union labor
Customers
- 70% private sector
- 65% repeat business

Deltak
Headquarters in Plymouth, MN
Majority of manufacturing is completed
in-house for domestic projects
Specialty boiler systems for municipal
waste incinerators and chemical processes
Mid-sized HRSGs (<85MW) for power
applications, industrial process and
enhanced oil recovery

Deltak
Industry
Industrial and utility markets which include refineries, petrochemical, pharmaceutical, paper and pulp and steel companies, in addition to utilities, account for the bulk of the market for cogeneration equipment
Deltak anticipates growth in the mid-sized HRSG and CHP markets
General shift towards lowering carbon off take adding momentum to generation
Sweet spot refineries

Global Power
Strong fundamental structure for a growing industry
Strong commercial risk / reward profile
Flexible manufacturing model
Geographic and end-market diversity
Long-standing relationships with a blue-chip customer base
Strong free cash flow generation
Favorable end-market dynamics
Acquisition growth opportunities

David L. Keller
President and Chief Executive Officer
David L. Keller served as the President and Chief Operating Officer of The Babcock & Wilcox Company
(B&W), a wholly owned subsidiary of McDermott International, Inc., from March 2001 until his retirement in June 2007. B&W, a company with approximately $2 billion in revenues in 2006, supplies fossil-fuel fired boilers, commercial nuclear steam generators, environmental equipment and components, and boiler auxiliary equipment and provides related services, including construction services. Mr. Keller’s prior position was President of Diamond Power International, Inc., a wholly owned subsidiary of B&W, from March 1998 to February 2001. During his tenure with B&W,
Mr. Keller served as a Board Chairman or Director of subsidiaries and joint ventures in the Peoples
Republic of China, Denmark, the United Kingdom, Australia and South Africa. He holds a Bachelor of
Science degree in Mathematics from the University of Akron.
David L. Willis
Chief Financial Officer and Senior Vice President
•
David L. Willis has a broad range of leadership experience across a range of industries: restructuring advisory services, telecommunications, energy companies and public accounting. From October 2001 to January 2008, he was with the restructuring practice of Alvarez & Marsal LLC, a global professional services firm, where he served clients in advisory and interim management capacities, most recently as Senior Director, overseeing the development and implementation of initiatives to improve operational and financial performance. Prior to Alvarez & Marsal, Mr. Willis held positions with The
Williams Communications Group and Ernst & Young. Mr. Willis received his Bachelor of Business
Administration degree from the Price College of Business at the University of Oklahoma and holds an
M.B.A. from the University of Tulsa. He is a Certified Public Accountant and has a Certified Insolvency
and Restructuring Advisor certification (inactive).
Management
Years of
Experience
30
17

Tracy D. Pagliara
General Counsel, Secretary and VP of Business Development
•
Tracy
D. Pagliara served as the Chief Legal Officer of Gardner Denver, Inc., a leading global manufacturer of highly engineered compressors, blowers, pumps and other fluid transfer equipment, from August 2000 through August 2008. He also had responsibility for other roles during his tenure with Gardner Denver, including Vice President of Administration, Chief Compliance Officer, and
Corporate Secretary. Prior to joining Gardner Denver, Mr. Pagliara held positions of increasing responsibility in the legal departments of Verizon Communications/GTE Corporation from August 1996 to August 2000 and Kellwood Company from May 1993 to August 1996, ultimately serving in the role of Assistant General Counsel for each company. Mr. Pagliara has a B.S. in Accounting and a J.D. from the University of Illinois. He is a member of the Missouri and Illinois State Bars and a Certified Public
Accountant.
Kenneth W. Robuck
Senior Vice President and President of the Services Division
•
Kenneth W. Robuck originally joined the Williams Group in 1995; he left the company for a brief period and returned in 2005 to run Williams Plant Services, LLC, the largest of the Williams’ subsidiaries, which is responsible for all major maintenance and construction services work. In early 2006, Mr.
Robuck assumed the additional responsibility of Chief Operating Officer and was appointed President of the Williams Group in October 2007. Mr. Robuck has over 27 years experience in the nuclear power, fossil-fuel power, petrochemical and related industrial industries. Mr. Robuck is a graduate of Auburn
University with a B.S. in Civil Engineering.
Management
Years of
Experience
25
28

Dean J. Glover
Senior Vice President and President of the Products Division
Dean J. Glover joined Braden Manufacturing in December 2005 as Chief Operating Officer and was
promoted to his positions at Global Power and Deltak in September 2008. Mr. Glover has extensive international experience having lived in various international locations for most of his career. Mr. Glover has over 18 years of commercial and technical experience in the power industry. Prior to joining Global
Power, Mr. Glover led the global supply chain, including manufacturing for Diebold Inc. Prior to this, Mr.
Glover spent 13 years with General Electric in various managerial and technical roles and is a certified Six
Sigma Master Blackbelt. Mr. Glover holds a Bachelors Degree in Mechanical Engineering from the
University of Nebraska and an M.B.A. from the Kellogg Graduate School of Management, Northwestern
University.
•
Management
Years of
Experience
20

Appendix
Company history
The Braden Group founded as Braden Steel in 1923 in Tulsa
Various owners over the next six decades, vast assortment of products spanning several industry sectors:
- Metal buildings, air inlet and exhaust systems, large mining trucks, pump jacks, magnetic containment enclosures, industrial incinerators, heat recovery boilers
The Williams Group formed in 1958 as a family owned specialty painting business
The Deltak Group formed in 1969 and spun out to employees in 1972
The Braden Group sold to Jason Incorporated in 1989, which also purchased the Deltak Group in 1994, forming Global Power’s predecessor, Jason Power Systems
GEEG Holdings L.L.C. created through leveraged buyout in 1998
- Private equity sponsor — Sawmill Capital
- GEEG purchased by Harvest Partners in August 2000
- Purchased Consolidated Fabricators in September 2000
Global Power Equipment Group formed through IPO in May, 2001
-
Purchased Deltak Power Equipment China (“DPEC”) in July 2004*
- Purchased the Williams Group in April 2005
* Sold in 2007 when Deltak exited the large-scale HRSG business

Appendix
Balance sheet highlights
GPEG has strengthened its balance by building cash and paying down debt since the emergence from Chapter 11 in January 2008
NOTE:  Certain prior period balances have been reclassified to conform to current period presentation.
Cumulative
(in thousands) 3/31/08 12/31/08 12/31/09 12/31/10 Variances
Unrestricted Cash 36,540 $  57,633 $  103,220 $ 55,474 $  $ 18,934
Restricted Cash 3,006 3,013 2,018 1,019
Other Current Assets 138,092 124,154 106,565 101,946
Current Assets 177,638 184,800 211,803 158,439
Fixed Assets 12,639 12,610 12,945 12,234
Goodwill & Intangibles 98,414 96,909 95,149 93,389
Other Assets 6,227 6,720 6,114 1,663
Total Assets 294,918 301,039 326,011 265,725
Accounts Payable / Accruals 44,665 42,588 59,392 43,377
Deferred Revenue 17,895 8,695 3,006 -
Other Current Liabilities 53,222 44,174 42,511 21,178
Current Liabilities 115,782 95,457 104,909 64,555
Term Debt (including current portion) 88,750 85,000 65,325 -
$ (88,750)
Other Long-Term Liabilities 19,379 15,309 19,299 22,114
Total Liabilities 223,911 195,766 189,533 86,669
Stockholders Equity 71,007 105,273 136,478 179,056 $ 108,049
Total Liabilities & Equity 294,918 $ 301,039 $ 326,011 $ 265,725 $

Appendix
Operations highlights
Over this period, GPEG’s Products and Services platforms have balanced one another through the recent cycle in the gas turbine OEM space
EBITDA is a non-GAAP measure; see following page for reconciliation to net income.
(in thousands) 2008 2009 2010
Revenue 556,764 $     540,610 $     520,144 $
Cost of Sales 456,784       460,185       417,623
Gross Profit 99,980         80,425         102,521
% of Revenue 18.0% 14.9% 19.7%
Operating Expenses 50,418         46,664         52,872
% of Revenue 9.1% 8.6% 10.2%
Operating Profit (Loss) 49,562         33,761         49,649
% of Revenue 8.9% 6.2% 9.5%
EBITDA 53,354 $      37,912 $      53,709 $
% of Revenue 9.6% 7.0% 10.3%
Revenue Mix
Products 56% 36% 27%
Services 44% 64% 73%

Appendix
Reconciliation of EBITDA to net income
(in thousands) 2008 2009 2010
EBITDA $     53,354 $     37,912 $     53,709
    Less:
Income tax provision          (3,151)          (5,282)          (6,410)
Interest expense        (11,667)          (9,667)          (7,052)
Depreciation and amortization          (3,792)          (4,151)          (4,060)
Reorganization items        (23,574)          (1,030)           1,477
   Add:
Income from discontinued operations         23,668         10,105           2,971
Net Income $     34,838 $     27,887 $     40,635
NOTE:  EBITDA reflected above excludes restructuring charges and varies from EBITDA from Continuing
Operations as defined in our quarterly and annual press releases.